UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 12, 2010
Date of Report (Date of earliest event reported)

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
California	95-3276269
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

0-10294 (Commission File Number) 2310 Cousteau Court Vista, California (Address of principal executive offices)	92081-8346 (Zip code)
(760) 598-1655
(Registrant’s telephone number)

Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page

Item 8.01	Other Events	3
Item 9.01	Financial Statements and Exhibits	3

SIGNATURES

Ex-99

Item 8.01	Other Events.
On January 12, 2010, Unisyn Voting Solutions, Inc., a wholly-owned subsidiary of International Lottery & Totalizator Systems, Inc. received 2005 Voluntary Voting System Guidelines (VVSG) certification from the United States Election Assistance Commission for its OpenElect ® Suite of Digital Optical Scan Products.

A copy of the press release announcing this event is attached hereto as Exhibit 99 and is hereby incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.
Exhibits

Exhibit No.	Description
99
Press release from International Lottery & Totalizator Systems, Inc. dated January 13, 2010 titled “UNISYN VOTING SOLUTIONS OpenElect ® Suite of Digital Optical Scan Products Receive 2005 VVSG Certification from the U.S. Election Assistance Commission."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 13, 2010 By:	International Lottery & Totalizator Systems, Inc. /s/ T. Linh Nguyen Name: T. Linh Nguyen Title: Chief Financial Officer and Corporate Secretary